UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                        GLOBAL ENTERTAINMENT CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                        GLOBAL ENTERTAINMENT CORPORATION
                       4909 East McDowell Road, Suite 104
                             Phoenix, Arizona 85008

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 20, 2006

To the shareholders of Global Entertainment Corporation:

You are hereby notified that Global Entertainment Corporation ("the Company" or "Global") will hold an annual meeting (the "Meeting") of its shareholders on October 20, 2006, at 9:00 a.m. at the principal executive offices of the Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008. Only shareholders of Global may attend the Meeting. Shareholders who own shares registered in their names will be admitted to the Meeting upon verification of record share ownership. Shareholders who own shares through banks, brokerage firms, nominees or other account custodians must present proof of beneficial share ownership (such as a brokerage account statement) to be admitted.

The following items of business will be addressed at the meeting:

1. The election of nine members to the Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected;

2. To ratify the selection of Semple & Cooper, LLP to serve as independent auditors for the Company for the fiscal year ending May 31, 2007;

3. To ratify and approve the Company's 2007 Long-Term Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof. Management is presently aware of no other business to come before the meeting.

Details relating to the above proposals are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on August 25, 2006 will be entitled to notice of and to vote at such meeting and any adjournment or postponements thereof.

A copy of the Company's 2006 Annual Report to Shareholders is enclosed. Management cordially invites you to attend the Meeting. PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES CAN BE VOTED, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING. IF YOU ATTEND, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors,


/s/ J. Craig Johnson
-------------------------------
J. Craig Johnson
Chief Financial Officer

Phoenix, Arizona
September 28, 2006

                        GLOBAL ENTERTAINMENT CORPORATION
                       4909 East McDowell Road, Suite 104
                             Phoenix, Arizona 85008

                                 PROXY STATEMENT

GENERAL

Our Board of Directors is providing this proxy statement in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held on October 20, 2006 at 9:00 a.m., local Arizona time, at the principal executive offices of the Miller Group, located at 4909 East McDowell Road, Phoenix, Arizona 85008, and at any adjournments or postponements of the Meeting. This proxy statement and accompanying notice of the Meeting are first being mailed to shareholders on or about October 2, 2006.

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of directors, ratification of the appointment of the Company's registered public accounting firm and to ratify and approve the 2007 Long-Term Incentive Plan. In addition, management will report on the performance of the Company and respond to questions from shareholders.

VOTING RIGHTS AND COST OF MAILING

Our common stock is the only type of security entitled to vote. On August 25, 2006, the record date for determination of shareholders entitled to vote, we had 6,495,673 shares of common stock outstanding. Each shareholder of record on the record date was entitled to one vote for each share of common stock held by such shareholder on that date. Shares of common stock may not be voted cumulatively.

The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast (i) for the election of the nominees for directors hereinafter named; (ii) for the ratification of Semple & Cooper, LLP as the Company's independent registered public accounting firm and (iii) to transact such other business as may properly come before the meeting or any postponements or adjournments thereof. Shareholders who hold their shares in "street name" (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their brokers. After a quorum is declared, the holders of a majority of the shares represented at the annual meeting in person or by proxy and entitled to vote will be required to approve any proposed matters.

We will bear the entire cost of the preparation, assembly, printing and mailing of this proxy statement. Copies of the proxy statement will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the material to the beneficial owners.

QUORUM REQUIREMENT

Our Bylaws and Nevada law provide that the holders of a majority of our common stock issued and outstanding and entitled to vote, either in person or by proxy shall constitute a quorum for the transaction of business at a shareholders meeting. As of the record date, 6,495,673 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 3,247,837 votes will be required to establish a quorum. In determining the presence of a quorum at the Annual Meeting, proxies received but marked as abstentions are counted as present and broker non-votes are not counted as present. A broker "non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

VOTES REQUIRED

With respect to the election of the nine director nominees and the ratification of our auditors, the holders of a majority of the issued and outstanding shares of voting stock must approve the actions taken.

HOW TO VOTE

By Mail or Facsimile

Be sure to complete, mark, sign and date the proxy card or voting instruction card and return it in the envelope provided or via Facsimile to 480-994-0759. Votes submitted by mail must be received on or before October 13, 2006. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board.

All shareholders may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.

CHANGING YOUR VOTE AFTER YOU RETURN YOUR PROXY CARD

Any shareholder of record giving a proxy may revoke it at any time before it is voted at the meeting by delivering to the Company written notice of revocation or a proxy bearing a later date, or by attending the meeting in person and casting a ballot, although attendance at the meeting will not by itself revoke a previously granted proxy. You may change your vote by using any one of these methods regardless of the procedure used to cast your previous vote.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy as described in the response to the previous question.

BOARD'S RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     * FOR the election as directors of the nominees named in this Proxy Statement. (See Proposal 1).

     * FOR the ratification of the appointment of Semple & Cooper LLP as Global's independent registered public accounting firm. (See Proposal
          2).

     * FOR the approval and ratification of the 2007 Long-Term Incentive Plan. (See Proposal 3).

     * In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the meeting and at any adjournment or postponement thereof.

                             BUSINESS OF THE MEETING

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members. Each of the members of the Board was nominated by the nominating and corporate governance committee, and is standing for, re-election.

     JAMES TRELIVING is a member of the Board of Directors of Global Entertainment and WPHL Holdings, Inc. and serves as the Chairman of each Board. Mr. Treliving is one of two Chairmen and owners of Boston Pizza International, Inc., a $370 (Canadian) million full-service pizza and pasta restaurant franchise chain with over 200 locations throughout North America ("Boston Pizza"). Together with George Melville, the other Chief Executive Officer of Boston Pizza, Mr. Treliving has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Treliving is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with George Melville in 1983, Mr. Treliving owned and operated multiple franchised Boston Pizza restaurants. James Treliving is the father of Brad Treliving, who is President of the WPHL.

     RICHARD KOZUBACK is a member of the Board of Directors and is the President and CEO of Global Entertainment. He is also a member of the Board of Directors of WPHL, Inc. and has served as the President of WPHL, Inc. from its inception until 1999. He now serves as Chairman of the WPHL. He also serves as a Director of WPHL Holdings. Mr. Kozuback has over 20 years of experience in the hockey industry, having played Canadian Junior Hockey and having coached and managed various hockey teams in the western United States. From 1994 to 1996, Mr. Kozuback was Director of Scheduling for Roller Hockey International and President of the International Roller

     Hockey Association. From 1993 to 1994, Mr. Kozuback was Head Coach and General Manager of the Tri-City Americans, a Western Hockey League team, as well as Head Coach of the Phoenix Cobras, a Roller Hockey International team. From 1991 to 1993, Mr. Kozuback served as the Associate Coach of the Phoenix Roadrunners, a member of the International Hockey League and farm team to the Los Angeles Kings, a National Hockey League team. Mr. Kozuback attended the University of Alberta, Canada, where he received a degree in Education.

     MICHAEL L. BOWLIN became a member of the Board of Directors of Global Entertainment in April 2006. Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer, President and as a Director of Bowlin Travel Centers, Inc. since August of 2000. Mr. Bowlin served as Chairman of the Board and Chief Executive Officer of Bowlin Outdoor Advertising and Travel Centers, Inc. ("Bowlin Outdoor") from 1991 through January of 2001, and as President from 1983 through 1991. Mr. Bowlin had been employed by Bowlin Outdoor since 1968. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

     MICHAEL L. HARTZMARK, Ph.D. joined Global Entertainment's Board of Directors on March 19, 2004 after the successful completion of the merger of Global and Cragar Industries, Inc. Prior to joining Global's Board Dr. Hartzmark served as Cragar's Chief Executive Officer and a Director since 1993. Dr. Hartzmark is currently an economist and Vice President at Chicago Partners, LLC. From 2004-2006, he served as Interim Chief Financial Officer of PacificBiometrics, Inc. and from 2001-2003 as a Financial Consultant at Fahnestock & Co., Inc. Prior to these activities, Dr. Hartzmark was an Economic Consultant (as President of EconOhio Corporation), a Financial Consultant (as President of MDA Financial, Inc.), a Senior Economist at Lexecon, Inc., the John M. Olin Visiting Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his B.A. in economics from the University of Chicago.

     DONALD R. HEAD has been a member of the Board of Directors of Global Entertainment since 2000 and is Chairman of the Board, President and Chief Executive Officer of Capital Title Group, Inc., a $380 million holding company with in excess of 2,500 employees that offers real estate-related services for residential and commercial customers through its wholly owned subsidiaries, Capital Title Agency in Arizona, Nations Holding Group, New Century Title Company, United Title Company and First California Title Company in California and Land Title of Nevada in Nevada. In addition, Capital Title Group operates United Title Insurance Company, a title insurance underwriter. Capital Title Group was acquired by LandAmerica Financial Group, Inc. (NYSE:LFG) on September 8, 2006. Mr. Head co-founded Centurian Development and Investments, Inc., a custom designer and builder of residential homes, and is also a partner in America West Capital One LLC, a residential real estate developer in Yavapai County, Arizona. He is a graduate of Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

     TERRY S.  JACOBS  has been a member  of the  Board of  Directors  of Global
     Entertainment since 2000, and is Chairman, President and Chief Executive Officer of The JFP Group, LLC, a private real estate development, management and investment group since September 2005. From its founding in September 1996 to September 2005, Mr. Jacobs served as Chairman of the Board and Chief Executive Officer of Regent Communications, a NASDAQ listed company, which is the owner and operator of 75 radio stations in 15 markets. He currently serves as a member of the Board of Directors of American Financial Group, Inc., a New York Stock Exchange listed company and until September 2006, when the company was acquired, he was a member of the Board of Directors of Capital Title Group, Inc., a NASDAQ listed company. Mr. Jacobs' business experience includes the founding of Jacor
     Communications, Inc. in 1979, serving as Chairman and Chief Executive Officer as the company grew to be the ninth largest radio group in the Nation, as well as the founding of Regent Communications, Inc. Mr. Jacobs holds a Bachelors of Business Administration and Masters of Actuarial Science from Georgia State University and is a Fellow of the Casualty Actuarial Society and Member of the American Academy of Actuaries. Mr.
     Jacobs is a member of the Board of the National Football Foundation and College Hall of Fame.

     STEPHEN A MCCONNELL became a member of the Board of Directors of Global Entertainment in April 2006. Mr. McConnell has served as the President of Solano Ventures, an investment fund devoted to small and mid-sized companies. Mr. McConnell was Chairman and majority stockholder of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glue-lam beams used in the construction industry, from 1998 to 2004. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors from September 1991 to June 1997. From 1991 to 1995, Mr. McConnell served as President of Belt Perry Associates, Inc., a property tax appeal firm. Mr. McConnell served as President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell currently serves on the boards of Mobile Mini, Inc. and Miracor Diagnostics, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

     GEORGE MELVILLE is a member of the Board of Directors of Global Entertainment and was previously a Director of WPHL, Inc. from its inception in 1995 until May 2003. He also serves as a Director and as Vice President of WPHL Holdings. Mr. Melville currently serves as one of two Chairmen and owners of Boston Pizza. Together with James Treliving, the other Chairman of Boston Pizza, Mr. Melville has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Melville is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with James Treliving in 1983, Mr. Melville owned and operated multiple franchised Boston Pizza restaurants and was an accountant with Peat, Marwick, Mitchell & Co. Mr. Melville is an accredited Chartered Accountant.

     MARK SCHWARTZ presently is a Director of Global Entertainment. Previously, he served as a Director of Cragar Industries, dating back to January 1993. Mr. Schwartz is President and CEO of G&S Metal Products Co., Inc., the largest producer of metal bakeware for the consumer market in the United States. G&S Metal Products also imports and distributes a wide range of kitchen accessory and household items. Through a subsidiary, G&S Metal is one of the major U.S. manufacturers of aluminum fencing for residential and commercial markets. Its customers include major U.S. and international retailers in virtually every segment of the trade, including supermarkets, mass merchants, and television retailers. Mr. Schwartz has been with G&S for well over 30 years and has been President and Chief Executive Officer for over 15 years.

All nominees have consented to be named and have indicated that they will serve if re-elected. If re-elected, each director will hold office until the next annual meeting of directors or until a successor is elected and qualified. If any nominee is not able to serve, the board intends to fill the vacancy until another director nominee can be elected. The Board is unaware of any circumstance likely to make the nominees named below unavailable for election. Additional information about each of the directors can be found in the "Directors and Executive Officers" section below.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                         THE ELECTION OF ALL NOMINEES.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the recommendation of the Audit Committee, has selected Semple & Cooper, LLP, an independent registered public accounting firm, to audit the books, records, and accounts of the Company and its subsidiaries for the year ending May 31, 2007.

The firm of Semple & Cooper, LLP audits the Company's books annually, has offices in or convenient to the localities in the United States where the Company or its subsidiaries operate and is considered to be well qualified. Semple & Cooper, LLP has audited the Company's books since 2000.

Shareholder ratification of the selection of Semple & Cooper, LLP as the Company's independent registered public accounting firm is not required by the Company's bylaws or otherwise. Despite shareholder ratification of the selection of Semple & Cooper, LLP, the Audit Committee and the Board in their discretion may direct the appointment of different independent registered public accounting firms at any time if they determine that such an appointment would be in the best interests of the Company and its shareholders.

Semple & Cooper, LLP has no direct or indirect material financial interest in the Company or any of its subsidiaries. A representative of Semple & Cooper, LLP is expected to be present at the Meeting and will be given the opportunity to make a statement on behalf of Semple & Cooper, LLP, if they so desire. The representative also will be available to respond to questions raised by those in attendance at the Meeting.

AUDIT FEES

The aggregate fees billed by Semple & Cooper, LLP for professional services rendered for the audit of our annual financial statements and review of our annual and quarterly reports on Forms 10-KSB and 10-QSB, respectively, for the fiscal year ended May 31, 2006, were approximately $133,000. The aggregate fees billed by Semple & Cooper, LLP for professional services rendered for the audit of our annual financial statements and review of our annual and quarterly reports on Forms 10-KSB and 10-QSB, respectively, for the fiscal year ended May 31, 2005 were approximately $131,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Semple & Cooper, LLP did not render professional services to us for information technology services relating to financial information systems design and implementation for the fiscal years ended May 31, 2006 or May 31, 2005.

ALL OTHER FEES

Other than the services described above under "Audit Fees," Semple & Cooper, LLP also provided services related to the Company's private placement of common stock and related S-3 registration statement, and prepared the company's tax returns for state and federal purposes. Fees related to the private placement of common stock and S-3 registration during the fiscal year ended May 31, 2006 were approximately $27,000. Tax return preparation fees for the fiscal years ended May 31, 2006 and May 31, 2005 totaled approximately $9,000.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The 2006 and 2005 audit services provided by Semple & Cooper, LLP were approved by our Audit Committee. The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by our independent registered public accounting firm and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and related fees on the independence of the auditor. These services and fees must be deemed compatible with the maintenance of the auditor's independence, in compliance with the SEC rules and regulations. Throughout the year, the Audit Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF
      THE APPOINTMENT OF SEMPLE &COOPER, LLP AS THE COMPANY'S INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3: APPROVAL AND RATIFCATION OF THE 2007 LONG-TERM INCENTIVE PLAN.

The Company's 2007 Long-Term Incentive Plan (the "2007 Plan") was adopted by the Board of Directors, subject to approval by the Company's stockholders. The Company's Board of Directors considers the 2007 Plan to be important to the Company's ability to appropriately compensate its directors, officers, employees, consultants, and advisors as the Company continues to grow. In this respect, the 2007 Plan will serve the objectives previously implemented under the Company's 2000 Long Term Incentive Plan (the "2000 Plan"). Substantially all of the shares authorized under the 2000 Plan have either been issued or are subject to currently outstanding options or other awards under the 2000 Plan.

SUMMARY OF THE 2007 PLAN

The 2007 Plan authorizes the grant and issuance (an "Award") of restricted stock to a director, officer, employee, consultant or advisor (a "Participant"). The restricted stock is stock that is contingent on the Participant satisfying conditions, including without limitation continued service or employment, passage of time or satisfaction of performance criteria. The restricted stock have no exercise price and thus, upon vesting, will have value equal to the current share price of the Company's common stock.
The 2007 Plan has a number of special terms and limitations, including, but not without limitation:

     * Vesting period of 24 months for directors (50% after 12 months and 50% after 24 months);

     * Vesting period of 48 months for officers and employees (50% after 24 months, 25% after 36 months and 25% after 48 months)

     * The Board has authority to establish vesting periods for grants to consultants and advisors;

     * Forfeiture restrictions if certain conditions are not met, such as continuation of employment until a specified date and long-range performance criteria; and

     *    During  the  period  that  the  forfeiture   restrictions  apply,  the
          participant is entitled to vote the stock and receive dividends on the stock.

ELIGIBILITY

Participants in the 2007 Plan can be any person who is a director, officer, employee, consultant or advisor of the Company or any Subsidiary. The Compensation Committee of the Board of Directors has not yet determined how many individuals will ultimately participate in the 2007 Plan or the benefits or amounts that will be received by or allocated to eligible participants. Directors will initially be awarded 2,000 restricted shares and will receive an additional 2,000 restricted shares after every year they serve as a Director to the Company. Awards may also from time to time be granted to employees who have distinguished themselves for their contributions to the Company or who are expected to make significant contributions to the Company.

ADMINISTRATION

The 2007 Plan will be administered by the Compensation Committee (the "Committee") of the Board, although the Board may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee's exercise thereof. The Committee may designate subcommittees and may delegate certain administrative functions to others.

Subject to the express provisions of the 2007 Plan, the Committee has broad authority to administer and interpret the 2007 Plan, including, without limitation, authority to determine who is eligible to participate in the 2007 Plan and to which of such persons, and when, Awards are granted under the 2007 Plan, to determine the number of shares of common stock subject to Awards and the exercise or purchase price of such shares under an Award, to establish and verify the extent of satisfaction of any performance goals applicable to Awards, to prescribe and amend the terms of the agreements evidencing Awards made under the 2007 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 2007 Plan.

Notwithstanding any language to the contrary in this Plan, the Committee will ensure that the terms and conditions of any Awards issued will comply with the applicable provision of Code Section 409A or the regulations or other pronouncements thereunder.

STOCK SUBJECT TO THE NEW PLAN

The aggregate number of shares that can be issued under the 2007 Plan may not exceed 320,000. If the outstanding shares or other securities of the Company, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the Committee may appropriately and equitably adjust the number and kind of shares or other securities which are subject to the 2007 Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise or settlement price. For purposes of calculating the aggregate number of shares issued under the 2007 Plan, only the number of shares actually issued upon exercise or settlement of an Award and not delivered to or retained by the Company upon cancellation, expiration or forfeiture of an Award or in payment or satisfaction of the purchase price or exercise price of an Award shall be counted.

AWARDS

The 2007 Plan authorizes the grant and issuance of restricted stock. The Committee may make awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Committee may impose, including, without limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These awards may be subject to forfeiture upon any conditions or criteria established by the Committee, including without limitation termination of employment or upon a failure to satisfy Qualifying Performance Criteria during the applicable restriction period. In addition, in the discretion of the Compensation Committee, awards of restricted stock may be issued upon participants meeting certain Qualifying Performance Criteria.

AMENDMENTS AND TERMINATION

The Board may amend, alter or discontinue the 2007 Plan or any agreement evidencing an Award made under the 2007 Plan, but no such amendment shall, without the approval of the stockholders of the Company:

     * change the maximum number of shares of common stock for which Awards may be granted under the this Plan;

     *    extend the term of the this Plan;

     *    change the class of persons eligible to be a Participant.

No amendment or alteration shall be made which would impair the rights of any Award holder, without such holder's consent, provided that no such consent shall be required if the Committee determines in its sole discretion and in the event of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the Company, the 2007 Plan, or any Award granted, to satisfy any law or regulation or to meet the requirements of any accounting standard.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion of the federal income tax consequences of the 2007 Plan is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the 2007 Plan or of Awards thereunder. Because the federal income tax rules governing Awards and related payments are complex and subject to frequent change, and they depend on the Participant's individual circumstances, Participants are advised to consult their tax advisors prior to exercise of options or other Awards or dispositions of stock acquired pursuant to Awards.

A grant of restricted stock does not result in income to the Participant or a corresponding tax deduction for the Company until the shares are no longer subject to restrictions, or forfeiture, unless the Participant, elects under
Section 83(b) of the Federal Tax Code (the "Code") to have the amount of income to the Participant (and deduction to the Company) determined at the date of the grant. At the time of lapse of restrictions (or a Section 83(b) election), the Participant generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount (subject to certain restrictions set forth below under Section 162(m) of the Code. Any dividends paid on restricted stock will be treated as compensation for federal income tax purposes, unless the Participant has made a Section 83(b) election. Any additional gain or loss that is recognized after the restrictions have lapsed (or a Section 83(b) election has been made) will be treated as capital gain. Participants receiving Restricted Stock should consult their tax advisors regarding the ability and advisability of making the Section 83(b) election, including the limitations on claiming a loss if the shares decline in value or are forfeited after receipt.

WITHHOLDING AND OTHER ISSUES FOR PARTICIPANTS

The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an Award, and may require the Participant to pay such taxes as a condition to exercise of an Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

The Committee, pursuant to the terms of the agreements or other documents pursuant to which specific Awards are made under the 2007 Plan, may agree to reimburse Participants for some or all of the federal, state and local income taxes associated with the grant of an Award or the receipt of the cash or shares from an Award (including any tax imposed under Code Section 409A), or the 20% excise tax on any "excess parachute payments" under Code Sections 280G and Code
Section 4999, and may agree to reimburse the additional federal, state and local income tax from the reimbursement payments made.

TAX EFFECT TO COMPANY

The Company generally will be entitled to a tax deduction in connection with an Award under the 2007 Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income. Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Code Section 162(m)(3)). Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that it does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee's total compensation exceeds $1 million.

REQUIRED VOTE

Approval of the 2007 Plan requires the affirmative vote of a majority of shares of common stock present at the Meeting in person or by proxy. Abstentions are considered present for this proposal, so they will have the same effect as votes against the 2007 Plan.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                       THE 2007 LONG-TERM INCENTIVE PLAN.

                   INFORMATION ABOUT GLOBAL AND ITS MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The  directors,   executive   officers,   and  other  key  employees  of  Global
Entertainment, and their ages as of September 24, 2006, are as follows:

Name                          Age                 Position
----                          ---                 --------
James Treliving               65  Director and Chairman of the Board
Richard Kozuback              53  Director, CEO and President
J. Craig Johnson              44  Executive Vice President, Chief Financial
                                  Officer, and Treasurer
Michael L. Bowlin             63  Director
Michael L. Hartzmark, Ph.D.   50  Director
Donald R. Head                68  Director
Terry S. Jacobs               64  Director
Stephen A McConnell           53  Director
George Melville               62  Director
Mark Schwartz                 56  Director
Brad Treliving                37  Executive Vice President and Secretary, Global
                                  Entertainment Corporation; President,
                                  Central Hockey League.

JAMES TRELIVING is a member of the Board of Directors of Global Entertainment and WPHL Holdings, Inc. and serves as the Chairman of each Board. Mr. Treliving is one of two Chairmen and owners of Boston Pizza International, Inc., a $370 (Canadian) million full-service pizza and pasta restaurant franchise chain with over 200 locations throughout North America ("Boston Pizza"). Together with George Melville, the other Chief Executive Officer of Boston Pizza, Mr. Treliving has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Treliving is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with George Melville in 1983, Mr. Treliving owned and operated multiple franchised Boston Pizza restaurants. James Treliving is the father of Brad Treliving, who is President of the WPHL.

RICHARD KOZUBACK is a member of the Board of Directors and is the President and CEO of Global Entertainment. He is also a member of the Board of Directors of WPHL, Inc. and has served as the President of WPHL, Inc. from its inception until 1999. He now serves as Chairman of the WPHL. He also serves as a Director of WPHL Holdings. Mr. Kozuback has over 20 years of experience in the hockey industry, having played Canadian Junior Hockey and having coached and managed various hockey teams in the western United States. From 1994 to 1996, Mr. Kozuback was Director of Scheduling for Roller Hockey International and President of the International Roller Hockey Association. From 1993 to 1994, Mr. Kozuback was Head Coach and General Manager of the Tri-City Americans, a Western Hockey League team, as well as Head Coach of the Phoenix Cobras, a Roller Hockey International team. From 1991 to 1993, Mr. Kozuback served as the Associate Coach of the Phoenix Roadrunners, a member of the International Hockey League and farm team to the Los Angeles Kings, a National Hockey League team. Mr. Kozuback attended the University of Alberta, Canada, where he received a degree in Education.

J. CRAIG JOHNSON has served as Global Entertainment's Executive Vice President and Chief Financial Officer since April, 2004, and currently serves as Treasurer. Mr. Johnson most recently served as Chief Financial Officer of Wilson Electric (formerly Encompass, a NYSE company), Arizona's largest electrical and special systems contractor. From 1990 to 2001 he served as Regional Vice President, Vice President Finance, and Vice President Controller, for ServiceMaster Management Services Company, a business segment of ServiceMaster Industries, Inc., a NYSE company. Prior to that, Mr. Johnson worked in public accounting with McGladrey & Pullen, CPA's. Mr. Johnson has a masters degree, a bachelors degree and is a California licensed CPA.

MICHAEL L. BOWLIN became a member of the Board of Directors of Global Entertainment in April 2006. Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer, President and as a Director of Bowlin Travel Centers, Inc. since August of 2000. Mr. Bowlin served as Chairman of the Board and Chief Executive Officer of Bowlin Outdoor Advertising and Travel Centers, Inc. ("Bowlin Outdoor") from 1991 through January of 2001, and as President from 1983 through 1991. Mr. Bowlin had been employed by Bowlin Outdoor since 1968. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

MICHAEL L. HARTZMARK, Ph.D. joined Global Entertainment's Board of Directors on March 19, 2004 after the successful completion of the merger of Global and Cragar Industries, Inc. Prior to joining Global's Board Dr. Hartzmark served as Cragar's Chief Executive Officer and a Director since 1993. Dr. Hartzmark is currently an economist and Vice President at Chicago Partners, LLC. From 2004-2006, he served as Interim Chief Financial Officer of PacificBiometrics, Inc. and from 2001-2003 as a Financial Consultant at Fahnestock & Co., Inc. Prior to these activities, Dr. Hartzmark was an Economic Consultant (as President of EconOhio Corporation), a Financial Consultant (as President of MDA Financial, Inc.), a Senior Economist at Lexecon, Inc., the John M. Olin Visiting

Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his B.A. in economics from the University of Chicago.

DONALD R. HEAD has been a member of the Board of Directors of Global Entertainment since 2000 and is Chairman of the Board, President and Chief Executive Officer of Capital Title Group, Inc., a $380 million holding company with in excess of 2,500 employees that offers real estate-related services for residential and commercial customers through its wholly owned subsidiaries, Capital Title Agency in Arizona, Nations Holding Group, New Century Title Company, United Title Company and First California Title Company in California and Land Title of Nevada in Nevada. In addition, Capital Title Group operates United Title Insurance Company, a title insurance underwriter. Capital Title Group was acquired by LandAmerica Financial Group, Inc. (NYSE:LFG) on September 8, 2006. Mr. Head co-founded Centurian Development and Investments, Inc., a custom designer and builder of residential homes, and is also a partner in America West Capital One LLC, a residential real estate developer in Yavapai County, Arizona. He is a graduate of Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

TERRY S. JACOBS has been a member of the Board of Directors of Global Entertainment since 2000, and is Chairman, President and Chief Executive Officer of JFP Group, LLC, a private real estate development, management and investment group since September 2005. From its founding in September 1996 to September 2005, Mr. Jacobs served as Chairman of the Board and Chief Executive Officer of Regent Communications, which is the owner and operator of 75 radio stations in 15 markets. He currently serves as Vice-Chairman of the Board of Directors of Regent Communications and is a member of the Boards of Directors of American Financial Group, Inc., a New York Stock Exchange listed company and Capital Title Group, Inc., a Nasdaq listed company. Mr. Jacobs' business experience includes the founding of Jacor Communications, Inc. in 1979, serving as Chairman and Chief Executive Officer as the company grew to be the ninth largest radio group in the Nation. Mr. Jacobs holds a Bachelors of Business Administration and Masters of Actuarial Science from Georgia State University and is a Fellow of the Casualty Actuarial Society and Member of the American Academy of Actuaries. Mr. Jacobs is a member of the Board of the National Football Foundation and College Hall of Fame.

STEPHEN A MCCONNELL became a member of the Board of Directors of Global Entertainment in April 2006. Mr. McConnell has served as the President of Solano Ventures, an investment fund devoted to small and mid-sized companies. Mr. McConnell was Chairman and majority stockholder of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glue-lam beams used in the construction industry, from 1998 to 2004. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors from September 1991 to June 1997. From 1991 to 1995, Mr. McConnell served as President of Belt Perry Associates, Inc., a property tax appeal firm. Mr. McConnell served as President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell currently serves on the boards of Mobile Mini, Inc. and Miracor Diagnostics, Inc.. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

GEORGE MELVILLE is a member of the Board of Directors of Global Entertainment and was previously a Director of WPHL, Inc. from its inception in 1995 until May 2003. He also serves as a Director and as Vice President of WPHL Holdings. Mr. Melville currently serves as one of two Chairmen and owners of Boston Pizza. Together with James Treliving, the other Chairman of Boston Pizza, Mr. Melville has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Melville is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with James Treliving in 1983, Mr. Melville owned and operated multiple franchised Boston Pizza restaurants and was an accountant with Peat, Marwick, Mitchell & Co. Mr. Melville is an accredited Chartered Accountant.

MARK SCHWARTZ presently is a Director of Global Entertainment. Previously, he served as a Director of Cragar Industries, dating back to January 1993. Mr. Schwartz is President and CEO of G&S Metal Products Co., Inc., the largest producer of metal bakeware for the consumer market in the United States. G&S Metal Products also imports and distributes a wide range of kitchen accessory and household items. Through a subsidiary, G&S Metal is one of the major U.S. manufacturers of aluminum fencing for residential and commercial markets. Its customers include major U.S. and international retailers in virtually every segment of the trade, including supermarkets, mass merchants, and television retailers. Mr. Schwartz has been with G&S for well over 30 years and has been President and Chief Executive Officer for over 15 years.

BRADFORD TRELIVING is currently an Executive Vice President of Global Entertainment, has served as the President of the Central Hockey League since June 2000, and is currently also serving as the Secretary of Global Entertainment Corporation. Mr. Treliving was Vice President/Director of Hockey Operations of the WPHL from 1996 through June 2000 and was Director of Operations of the WPHL from 1995 to June 1996. Mr. Treliving was a professional hockey player from 1990 to 1995. Brad Treliving is the son of James Treliving, who is the Chairman of the Board of Global Entertainment and WPHL Holdings, Inc.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth, as of August 15, 2006, the number and percentage of outstanding shares of Global common stock beneficially owned by:(i) each person known by Global to beneficially own more than 5% of such stock, (ii) each of Global's Directors, (iii) the Chief Executive Officer and each of the other named executive officers, and (iv) all directors and officers as a group. Except as otherwise indicated, Global believes that each of the beneficial owners of its common stock listed below, based on information furnished by such owners, has sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                  Shares
                                               Beneficially          Percent of
Name and Address of Beneficial Owner (1)         Owned (2)            Total (3)
----------------------------------------         ---------            ---------
James Treliving (4)                              337,457                5.20%
Richard Kozuback (5)                             545,629                8.40%
J. Craig Johnson (6)                              25,300                    *
Michael L. Bowlin(7)                               7,857                    *
Michael L. Hartzmark, Ph.D. (8)                   70,390                1.08%
Donald R. Head (9)                               188,786                2.91%
Terry S. Jacobs (10)                              92,171                1.42%
Stephen A McConnell (11)                          17,443                    *
George Melville (12)                             416,236                6.41%
Mark Schwartz (13)                               145,029                2.23%
Brad Treliving (14)                              418,854                6.45%
Rudy R. Miller (15)                              504,160                7.76%
WPHL Holdings, Inc. (16)                       2,750,000               42.34%
Ron Thom (17)                                    370,726                5.71%
Dolores Hartzmark (18)                           326,923                5.03%
All executive officers and directors
 as a group (11 persons) (19)                  2,265,152               34.87%

----------
* Represents beneficial ownership of less than 1%.

(1) Unless otherwise noted, the mailing address of each of the listed shareholders is c/o Global Entertainment Corporation, 4909 E. McDowell Road, Suite 104, Phoenix, Arizona 85008.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from August 15, 2006, through the exercise of any option or warrant.

(3) In calculating percentage ownership, all shares of common stock that the named shareholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of computing the percentage of common stock owned by such stockholder, but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other stockholder. Shares and percentages beneficially owned are based upon 6,495,673 shares outstanding on August 15, 2006.

(4) Includes 72,500 shares purchasable upon exercise of options, 262,819 shares beneficially owned by Mr. Treliving through his beneficial ownership interest in WPHL Holdings, Inc., and 2,138 shares beneficially owned by Mr. Treliving through his beneficial ownership interest in S&T Holdings LTD.

(5) Includes 82,500 and 1,250 shares purchasable upon exercise of options, respectively, by Mr. Kozuback and Tara Kozuback, the daughter of Mr. Kozuback, 43,487 shares held directly, 397,208 shares beneficially owned by Mr. Kozuback through his beneficial ownership interest in WPHL Holdings, Inc., and 21,184 shares beneficially owned by Miss Kozuback through her beneficial ownership interest in WPHL Holdings, Inc.

(6) Includes 20,000 shares purchasable upon exercise of options and 5,300 shares held directly.

(7) Includes 7,857 shares held directly.

(8) Includes 51,175 shares purchasable upon exercise of options, 12,534 shares held directly and 6,681 shares beneficially owned by Dr. Hartzmark through his beneficial ownership interest in MDA Financial, Inc.

(9) Includes 72,500 shares purchasable upon exercise of options and 116,286 shares beneficially owned by Mr. Head through his beneficial ownership interest in Head Management Investments, LLC.

(10) Includes 20,000 shares purchasable upon exercise of options, and 72,171 shares held directly.

(11) Includes 17,443 shares held directly.

(12) Includes 72,500 shares purchasable upon exercise of options, 341,598 shares beneficially owned by Mr. Melville through his beneficial ownership interest in WPHL Holdings, Inc., and 2,138 shares beneficially owned by Mr. Melville through his beneficial ownership interest in S&T Holdings LTD.

(13) Includes 48,045 shares purchasable upon exercise of options, 3,802 shares purchasable upon exercise of warrants, and 93,182 shares held directly.

(14) Includes 17,000 shares purchasable upon exercise of options, 317,104 shares held directly through WPHL Holdings, Inc., and 84,750 shares held directly.

(15) Includes 382,710 shares owned by Miller Capital Corporation ("MCC"), for which Mr. Miller serves as Chairman, President, and Chief Executive Officer, 500 shares held directly by Mr. Miller, 32,500 shares purchasable upon exercise of options by Mr. Miller, and 88,450 shares purchasable upon exercise of warrants by MCC and Miller Capital Markets, LLC ("MCM"), for which Mr. Miller serves as Chairman. Mr. Miller beneficially owns all of the shares of Global common stock and warrants to purchase such shares held by MCC and MCM.

(16) Shares of Global common stock held by WPHL Holdings, Inc. are beneficially owned by the following persons (in the amounts indicated): Ron Thom (370,726), George Melville (341,598), James Treliving (262,819), Brad Treliving (317,104), Rick Kozuback (397,208), Douglas Wooton (123,578), Nigel King (150,060), Ron Mulhern (123,569), Kevin Lowe (185,364), Barry Johnson (185,364), Darcy Rota (111,218), Mike Cordoba (43,693), Steve Cherwonak (31,777), Duane Lewis (31,777), Wayne Davis (31,777), Tara Kozuback (21,184) and Chris Potenza (21,184).

(17) Includes 370,726 shares held by Mr. Thom through his beneficial ownership interest in WPHL Holdings, Inc.

(18) Includes 307,853 shares held beneficially by Mrs. Hartzmark and 19,070 shares purchasable upon exercise of warrants.

(19) Includes Messrs. J. Treliving, R. Kozuback, J. C. Johnson, G. Melville, T. Jacobs, D. Head, M. Hartzmark, B. Treliving, M. Schwartz, M. Bowlin, and S. McConnell.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held five meetings during fiscal 2006. During this period, each Board member attended or participated in at least 75% of (i) the total number of meetings of the Board that were held while he was a member and
(ii) the total number of meetings held by all committees of the Board on which he was a member and while he was a member.

Global has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Audit Committee and Compensation Committee were each formed in October 2000 and the Nominating and Corporate Governance Committee was formed in April 2006.

The Audit Committee consists of Messrs. Terry S. Jacobs, Michael L. Hartzmark, Ph.D., and Stephen A McConnell. The Audit Committee, which has adopted a formal written charter, makes recommendations to the Board concerning the selection of outside auditors, reviews our financial statements and considers such other matters in relation to the internal controls and external audit of our financial affairs as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee is comprised of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board, and as "independent" is defined under the current standards of the American Stock Exchange, Terry S. Jacobs and Stephen A. McConnell are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. In November 2005, the Board issued a resolution stating that, in the best interest of the Company and its shareholders, Global Entertainment Corporation adopts the exception to the independence requirement as defined in
Section 121(A)(c) of the American Stock Exchange Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, for Michael L. Hartzmark, Ph.D., to serve as a member of the Audit Committee, with all rights and privileges. This exception was required as a result of Mr. Hartzmark's prior position as CEO and

Director of Cragar Industries prior to Global's acquisition of Cragar. This resolution also stated that Mr. Hartzmark will be limited to a two year term from the date of the resolution, unless it is subsequently determined that he is independent as defined. Under the current standards of the American Stock Exchange, Mr. Hartzmark will be independent effective March 20, 2007. The Board has determined that Terry S. Jacobs is an "audit committee financial expert," as that term is defined in the rules and regulations promulgated by the Securities and Exchange Commission. In addition, the Board has determined that all members of the Audit Committee are financially literate, knowledgeable, and qualified to review our financial statements. The Audit Committee held six meetings during fiscal 2006.

The Compensation Committee is currently comprised of Messrs. George Melville, Michael L. Bowlin, Donald R. Head, and Mark Schwartz. The Compensation Committee determines the salary and incentive compensation of Global's officers and provides recommendations for the salaries and incentive compensation for its other employees. The Compensation Committee also administers Global's long-term incentive plan, including reviewing management recommendations with respect to option grants and taking other actions as may be required in connection with its compensation and incentive plans. The Compensation Committee members are all "independent" as defined under the current standards of the American Stock Exchange. In November 2005, the Board issued a resolution stating that, in the best interest of the Company and its shareholders, Global Entertainment Corporation adopts the exception to the independence requirement as defined in
Section 121(A)(c) of the American Stock Exchange Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, for George Melville., to serve as a member of the Compensation Committee, with all rights and privileges. This exception was required as Mr. Melville previously served as Secretary of Global Entertainment Corporation. The Compensation Committee held two meetings during fiscal 2006

The Nominating and Corporate Governance Committee develops and recommends to the full Board of Directors, a set of corporate governance principles and makes recommendations for Board Director nominees. The Nominating and Corporate Governance Committee is comprised of Mark Schwartz, Michael L. Bowlin, Donald R. Head, Terry S. Jacobs, and Stephen A McConnell, all of whom are "independent" as defined under the current standards of the American Stock Exchange. This Committee held one meeting during fiscal 2006. The Nominating and Corporate Governance Committee does not currently have a charter.

All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Stockholders.

Any shareholder wishing to send communications to the Board of Directors or to any individual member of the Board should forward a written communication to the attention of the Secretary of the Company at the address listed on this information statement, and the Secretary will then forward such communications to the intended recipients. All written communications that pertain to legitimate shareholder interests and to legitimate business matters of the Company and that are otherwise appropriate matters for the Board to consider will be forwarded. The Board does not have a written policy regarding the attendance at annual meetings by all Directors.

DIRECTOR NOMINATION PROCESS

Nominations of candidates for election as Directors may be made by the Board of Directors upon recommendation by the Nominating and Governance Committee.

In evaluating the suitability of potential nominees for membership on the Board, the Nominating and Governance Committee will consider the Board's current composition, including expertise, diversity, and balance of inside, outside and independent directors, and consider the general qualifications of the potential nominees, such as:

     Unquestionable integrity and honesty

     The ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole;

     Recognized leadership in business or professional activity;

     A background and experience that will complement the talents of the other Board members;

     Willingness and capability to take the time to actively participate in Board and Committee meetings and related activities;

     Ability to work professionally and effectively with other Board members and the Company's management;

     An age to enable the Director to remain on the Board long enough to make an effective contribution; and

     Lack  of  realistic   possibilities   of  conflict  of  interest  or  legal
     prohibition.

The Committee will also see that all necessary and appropriate inquiries are made into the backgrounds of such candidates. There are no stated minimum criteria for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its shareholders.

DIRECTOR COMPENSATION

Effective August 2, 2006 Global revised the director compensation to include paying its non-employee directors an annual retainer of $10,000, $1,000 per meeting and $500 per phone-conference meeting. In addition, each director shall receive $500 for each Committee meeting. The Chairman of the Audit Committee receives an additional annual retainer of $5,000 and the Chairman of other Committees receives an annual retainer of $2,500. Directors will initially be awarded 2,000 restricted shares and will receive an additional 2,000 restricted shares after every year they serve as a Director to the Company.

Prior to August 2, 2006 Global paid its non-employee directors $2,000 per meeting and $1,000 per phone-conference meeting. In addition, non-employee directors received $500 for participation in each committee meeting and $250 per phone-conference meeting. The chairman of each committee received $750 for participation in each committee meeting and $375 per phone-conference meeting. Global also granted Directors 10,000 options for joining the Board, in addition to 10,000 options annually for service.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely upon review of copies of such reports furnished to the Company and written representations that no other reports were required during the year ended May 31, 2006, Global believes that no other reports were required and that no reports were filed in an untimely manner during the fiscal year ended May 31, 2006.

EXECUTIVE COMPENSATION AND OTHER RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning the compensation earned during the fiscal years ended May 31, 2006, 2005 and 2004 by the Company's Chief Executive Officer and each officer whose salary and bonus was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries. The individuals included in the following table will be referred to in this Proxy Statement as the named executive officers.

                                                                                    Long Term Compensation
                                                      Annual Compensation                  Awards
                                              ----------------------------------    ---------------------
                                                                                    Securities Underlying
Name and Principal Position       Year        Salary       Stock Grants    Bonus        Stock Options
---------------------------       ----        ------       ------------    -----        -------------
Richard Kozuback,                 2006       $225,000           --          --              20,000
Chief Executive Officer           2005        200,000           --          --              20,000
                                  2004        150,000           --          --              20,000

J. Craig Johnson,                 2006        150,000           --          --                  --
Chief Financial Officer           2005        106,000           --          --              15,000
                                  2004        12,500*        5,000          --               5,000

Bradford Treliving,               2006        150,000           --          --                  --
Executive Vice President          2005        145,500           --          --               7,000
                                  2004        100,000           --          --                  --

----------
* - Mr. Johnson began employment on April 16, 2004 with an annual base salary of $100,000.

STOCK OPTIONS

The following table sets forth information regarding options granted during the fiscal year ended May 31, 2006 by the Company to the named executive officers:

                                                 Percent of Total
                      Number of Securities      Options Granted to
                       Underlying Options      Employees in Fiscal      Exercise or Base
      Name                  Granted                 Year 2006           Price Per Share     Expiration Date
      ----                  -------                 ---------           ---------------     ---------------
Richard Kozuback            10,000                     6.4%                  5.40                6/1/2015
Richard Kozuback            10,000                     6.4%                  8.50              11/18/2015

STOCK OPTION EXERCISES AND HOLDINGS

The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended May 31, 2006 by each of the named executive officers and the number and value of unexercised options held by each of the named executive officers as of May 31, 2006.

                                                          Number Of Securities        Value Of Unexercised
                                                         Underlying Unexercised           In-The-Money
                                                               Options At                  Options At
                                                              May 31, 2006                 May 31, 2006
                                                         ----------------------       --------------------
                          Shares Acquired     Value           Exercisable/                Exercisable/
     Name                   on Exercise      Realized         Unexercisable             Unexercisable *
     ----                   -----------      --------         -------------             ---------------
Richard Kozuback                 0              0               82,500/0                   $182,500/0
J. Craig Johnson                 0              0               20,000/0                   $34,250/0
Bradford Treliving               0              0               17,000/0                   $42,050/0

----------
* Calculated by taking the closing market price of the Company's common stock on May 31, 2006, of $6.90 per share, less the exercise price, multiplied by the number of options exercisable or unexercisable. The amounts in these columns may not represent amounts actually realized by these executive officers.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

Effective April 18, 2005 Global renewed a one-year employment agreement with Richard Kozuback providing for an annual base salary of $200,000 with an increase to $225,000 effective September 1, 2005. In September 2005, Global entered into one-year employment agreements with Bradford Treliving and J. Craig Johnson providing for annual base salaries of $150,000.

2000 LONG-TERM INCENTIVE PLAN

Global's Board of Directors and shareholders have adopted the Global Entertainment Corporation 2000 Long-Term Incentive Plan. The principal purpose of the plan is to promote the success, and enhance the value, of Global by linking the personal interests of its key employees to those of its stockholders and by providing its key employees with an incentive for outstanding performance. The plan provides for a variety of compensation awards, including non-qualified stock options, incentive stock options that are within the meaning of Section 422 of the Internal Revenue Code, and restricted stock awards. A total of 750,000 shares of common stock are reserved for issuance under the plan. As of May 31, 2006 we had outstanding options to purchase 679,000 shares of common stock under the 2000 Long-Term Incentive Plan, with a weighted average exercise price of $4.66 per share. As of May 31, 2006 options to acquire 67,500 shares of common stock had been exercised leaving 3,500 options available for issuance under the 2000 Long-Term Incentive Plan.

Global Board of Directors, or the compensation committee of the Board of Directors, designates the participants in the plan, determines the type and amount of awards granted, the terms and conditions of each award, sets the exercise price of the awards, and makes all other decisions relating to the issuance of awards under the plan.

Global's Board of Directors, or the compensation committee of the Board of Directors, are authorized to terminate, amend or modify the plan. Global has attempted to structure the plan in a manner such that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Section 162(m) of the Internal Revenue Code.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Miller Capital Corporation ("MCC") and Miller Capital Markets, LLC ("MCM"), are part of The Miller Group, which is involved in private corporate finance, mergers and acquisitions, and management and investor relations consulting, owns stock in Global, and its Chairman, President and Chief Executive Officer, Rudy
R. Miller, was formerly a member of Global's Board of Directors. MCC was retained independently by both Global and Cragar prior to the execution of the merger agreement between Global and Cragar. In order to avoid any potential conflict, Mr. Miller resigned from his position as a Director of Global prior to the approval and execution of the merger agreement and MCC waived any potential fee pursuant to its financial advisory agreement with Global dated July 18, 2001 in connection with the merger. However, pursuant to a financial advisory agreement with Cragar dated November 9, 2001, MCC was entitled to receive, upon consummation of the merger, a financial advisory fee of $250,000. In addition, MCC and MCM have entered into an exclusive financial advisory agreement with Global pursuant to which MCC and MCM act as a management consultant to and as exclusive financial advisor for Global. Pursuant to these agreements, MCC will provide services that include the development of strategic financial plans to the extent required by Global and, when applicable, to provide shareholder relation services. As compensation for such services, MCC receives a monthly fee of $12,500 for 24 months following the effective date of the merger with Cragar (March 2004), is entitled to receive a success fee equal to 3% of any private debt financing, 4% of any public equity or debt financing, 10% of any private equity financing, and a graduated fee ranging from 1% to 5% of the consideration received by Global in connection with any future merger or acquisition transaction. In addition, MCC also received a warrant to acquire up to 20,000 shares of Global's common stock at an exercise price of $3.50 per share expiring five years from the date of grant. Effective February 14, 2006, Global entered a two year consulting agreement with Miller Capital Corporation and a two year agreement for investment banking services with Miller Capital Markets, LLC incorporating similar terms as described above. The consulting agreement provides for an increase in the monthly service fee to $15,000 starting June 1, 2006 and for MCC to receive on July 1, 2006, a restricted stock grant consisting of 6,000 shares of the Company's common stock. The Company also paid $25,000 under this agreement for a due diligence report prepared for the Company.

SHAREHOLDER PROPOSALS FOR 2007 SHAREHOLDERS MEETING

Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC and the Company's Bylaws. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 2007 Annual Meeting of Shareholders and included in the Company's proxy statement for that year must be received by the Company no later than May 31, 2007, in order that they be included in any proxy statement and form of proxy related to that meeting.

OTHER BUSINESS

The Board does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournments thereof, the persons named in the accompanying proxy will have discretionary authority to vote all proxies.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE RESPECTFULLY REQUESTED TO MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors,


/s/ J. Craig Johnson
-------------------------------
J. Craig Johnson
Chief Financial Officer

Phoenix, Arizona
September 28, 2006

                                   APPENDIX A

                        GLOBAL ENTERTAINMENT CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE ORGANIZATION AND COMPOSITION

There shall be a committee of the Board of Directors (the "Board") of Global Entertainment Corporation, a Nevada corporation (the "Company") known as the Audit Committee (the "Audit Committee" or the "Committee"). The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee shall be composed of not fewer than three directors who meet the independence, financial literacy, and other membership requirements under the rules of the American Stock Exchange (the "AMEX"), Section 10A(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"). One member of the Committee shall serve as chairman, and a majority of its members shall constitute a quorum.

Audit Committee members must (i) be "independent," as defined under AMEX Company Guide Section 121A, (ii) meet the additional criteria for independence under
Section 301 of the Sarbanes-Oxley Act of 2002 (the "SOX"), (iii) not have participated in the preparation of the financial statements of Global Entertainment or any subsidiary of Global Entertainment at any time during the past three (3) years, and (iv) not own more than 20% of Global Entertainment's Common Stock, or such lower threshold as the SEC may establish under the SOX. Currently, Section 301 under the SOX provides that a director who receives any consulting, advisory or compensatory fee (such as legal fees to a law firm of which a director is a partner) from the issuer does NOT satisfy the criteria for independence.

All members of the Audit Committee must be financially literate, as interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Financial literacy generally requires that a member be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee is required to have accounting or related financial management expertise, as defined by the Board's business judgment. In the alternative, a member who qualifies as an Audit Committee financial expert under
Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B is presumed to have requisite financial expertise.

Under exceptional and limited circumstances, the Company may appoint one member to the Audit Committee who is not independent as defined in AMEX Company Guide
Section 121B(2)(b) and is not a current officer or employee of Global Entertainment or a family member of such person. The Board must determine that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and in the next annual proxy statement, the Board must disclose the nature of the relationship and the reasons for that determination. Such a member appointed under this exception would not be permitted to serve longer than two (2) years and would not be allowed to chair the Audit Committee.

II. AUDIT COMMITTEE STATEMENT OF PURPOSE

The Audit Committee's primary purpose is to oversee Global Entertainment's accounting and financial reporting processes and the audits of the financial statements. To this end, the Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Audit Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financial statements. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board. The Committee has a special responsibility to ensure the independence of the outside auditors.

III. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

Following are four sets of activities in which the Audit Committee shall be engaged.

A. GENERAL AND CONTINUOUS DUTIES

* Meet at least four times per year, or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
* Have direct responsibility for the appointment, compensation, retention and oversight of the Company's outside auditor, as well as the ability to engage outside advisors.
* Require that the independent auditor submit annually a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Board Standard No. 1, and discuss with the independent auditor the independent auditor's independence, particularly in the case where the independent auditor provides non-audit services to the Company.
* Instruct the independent auditor that they are ultimately accountable to the Board and the Audit Committee and are to report directly to the Audit Committee.
* Inquire of management and the independent auditor about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.
* Consider and review with management, internal audit staff and the independent auditor:
     1. The adequacy of the Company's internal controls including computerized information system controls and security; and
     2. Related findings and recommendations of the independent auditor along with management's responses.
* Consider and review with management, internal audit staff and the independent auditor:
     1. Significant findings during the year, including the status of previous audit recommendations;
     2.   Any  difficulties  encountered in the course of audit work,  including any restrictions on the scope of activities or access to required information, and any significant disagreements with management (Statement on Auditing Standards No. 61); and
     3.   Any changes required on the planned scope of the audit.
* Meet periodically with the independent auditor and management separately to discuss any matter that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.
* Report periodically to the Board on significant results of the foregoing activities.

B. CONTINUOUS (REPORTING SPECIFIC POLICIES)

* Discuss with financial management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Audit Committee by the independent auditor.
* Discuss with financial management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles, estimates by management, and financial disclosures used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.
* Discuss with financial management and the independent auditor the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.
* Determine with regard to new significant transactions or events, the auditor's reasoning for the appropriateness of the accounting policies and disclosures adopted by management.

C. SCHEDULED

* Recommend the selection of the independent auditor for approval by the Board, determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.
* Oversee the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
* Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
* Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
* Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
* Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the DE MINIMUS exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.
* Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
* Review, in consultation with the independent auditor and management, the audit scope and plan for the audit of the annual financial statement.
* Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including:
     1. The audit of the Company's annual financial statements, accompanying footnotes and its report thereon, including, but not limited to disclosures made in management's discussion and analysis and whether the audited financial statements should be included in the Company's Form 10-K;
     2. Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company's response to such letter or schedule;
     3. Any significant changes required in the independent auditor's audit plan; and
     4. Difficulties or disputes with management encountered during the course of the audit.
* Review quarterly earnings reports with management and the independent auditor prior to the public release of any financial related disclosures.
* Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
* Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of the auditor.
* Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.
* Review and update the Audit Committee's Charter annually, and recommend any proposed changes to the Board for approval.
* Approve the report required by the rules of the SEC to be included in the Company's Proxy Statement.

AS NECESSARY

* Review and approve requests for any management or other consulting services to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.
* Investigate any matter brought to its attention, with the right to retain independent legal, accounting or other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Audit Committee recognizes that the Company's financial management, including its internal audit staff and the independent auditor, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Finally, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

To organize the Committee's specific responsibilities in fulfilling its oversight role, an Audit Committee Responsibilities Calendar was created. As a summary of the Committee's responsibilities, this most recently updated Audit Committee Responsibilities Calendar has been adopted as part of the Audit Committee Charter.

                                                                                          WHEN PERFORMED
                                                                                     Audit Committee Meetings
                                                                             -----------------------------------------
                                                                                                                   As
     RESPONSIBILITY                                                          October   January  April   August   needed
     --------------                                                          -------   -------  -----   ------   ------
1.   Meet four  times  per year or more  frequently  as  circumstances                                              X
     require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

2.   Require that the  independent  auditors  submit annually a formal                    X
     written  statement  delineating  all  relationships  between  the
     independent   auditors   and   the   Company,   consistent   with
     Independence Board Standard No. 1.

3.   Instruct  the  independent   auditor  that  they  are  ultimately                    X
     accountable  to the  Board  and the  Committee  and are to report directly to the Audit Committee.

4.   Inquire  of  management  and  the  independent   auditor,   about          X         X         X       X       X
     significant  risks or exposures  and review the steps  management has taken to minimize such risks to the Company.

5.   Consider and review with management and the independent auditor:           X         X         X       X       X
     (a)  The adequacy of the Company's  internal  controls  including computerized information system controls and security.
     (b)  Related  findings  and  recommendations  of the  independent auditor along with management's responses.

6.   Consider and review with management and the independent auditor:           X         X         X       X       X
     (a)  Significant  findings during the year,  including the status of previous audit recommendations.
     (b)  Any  difficulties  encountered  in the course of audit work, including  any  restrictions  on the scope of  activities or access to required information.
     (c)  Any changes required on the planned scope of the audit.

7.   Meet  periodically  with the  independent  auditor and management          X         X         X       X       X
     separately  to discuss  any matter  that the  Committee  or these groups  believe  should  be  discussed  privately  with the Audit
     Committee.

8.   Report  periodically  to the Board on significant  results of the                                              X
     foregoing activities.

9.   Discuss with management and the independent  auditor any relevant                                              X
     significant new financial  reporting issues and practices brought to the attention of the Committee by the independent auditor.

10.  Discuss  with  management  and  the  independent   auditor  their          X         X         X       X       X
     qualitative  judgments  about the  appropriateness,  not just the acceptability,  of accounting principles estimates by management, and financial  disclosures  used or proposed to be adopted by the
     Company and, particularly,  about the degree of aggressiveness or conservatism of its accounting policies and practices.

11.  Inquire  as to the  auditor's  views of  management's  choices of          X         X         X       X       X
     accounting policies as conservative,  moderate or aggressive from the perspective of income, asset and liability  recognition,  and whether such policies are common practices.

12.  Determine with regard to new significant  transactions or events,          X         X         X       X       X
     the auditor's reasoning for the appropriateness of the accounting policies and disclosures adopted by management.

13.  Recommend the selection of the  independent  auditor for approval                    X
     by the  Board;  determine  the  compensation  of the  independent auditor,  and review and approve the dismissal of the independent auditor.

14.  Oversee the work of the independent auditor (including resolution          X         X         X       X       X
     of disagreements  between management and the independent  auditor regarding  financial  reporting)  for the purpose of preparing or issuing an audit report or related work.

15.  Ensure the rotation of the lead (or  coordinating)  audit partner                    X
     having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

16.  Recommend  to the  Board  policies  for the  Company's  hiring of                    X
     employees  or former  employees  of the  independent  auditor who participated in any capacity in the audit of the Company.

17.  Establish procedures for the receipt,  retention and treatment of                    X
     complaints received by the Company regarding accounting, internal accounting  controls or auditing  matters,  and the confidential,
     anonymous   submission   by  employees   of  concerns   regarding
     questionable accounting or auditing matters.

18.  Preapprove all auditing services and permitted non-audit services                    X
     (including  the fees and terms  thereof) to be performed  for the
     Company  by its  independent  auditor,  subject to the de minimus
     exceptions   for   non-audit   services   described   in  Section
     10A(i)(1)(B)  of the Exchange Act which are approved by the Audit
     Committee prior to the completion of the audit.

                                                                                          WHEN PERFORMED
                                                                                     Audit Committee Meetings
                                                                             -----------------------------------------
                                                                                                                   As
     RESPONSIBILITY                                                          October   January  April   August   needed
     --------------                                                          -------   -------  -----   ------   ------
19.  Form and delegate authority to subcommittees consisting of one or                    X
     more members when  appropriate,  including the authority to grant preapprovals of audit and permitted non-audit services,  provided that decisions of such subcommittee to grant  preapprovals  shall be  presented to the full Audit  Committee at its next  scheduled meeting.

20.  Review,  in  consultation   with  the  independent   auditor  and                    X
     management,  the audit scope and plan for the audit of the annual financial statement.

21.  Review with management and the independent auditor the results of          X
     annual  audits  and  related  comments  with the  Board and other committees as deemed appropriate, including;
     1.   The  audit of the  Company's  annual  financial  statements, accompanying footnotes and its report thereon.
     2.   Any management letter or schedule of unadjusted  differences provided  by the  independent  auditor,  and  the  Company's response to such letter or schedule.
     3.   Any   significant   changes   required  in  the  independent
          auditor's audit plan.
     4.   Any  difficulties  or disputes with  management  encountered during the course of the audit.

22.  Review  quarterly   earnings  reports  with  management  and  the          X         X         X       X       X
     independent  auditor,  prior to the  release to the public of any financial related disclosures.

23.  Review  disclosures  made to the Audit Committee by the Company's          X         X         X       X       X
     CEO and CFO during their certification  process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud  involving  management  or other  employees  who have a significant role in the Company's internal controls.

24.  Arrange for the  independent  auditor to be available to the full                    X
     Board, at least  annually,  to help provide a basis for the Board to recommend the appointment of the auditor.

25.  Review  periodically  with general counsel,  legal and regulatory          X
     matters  that  may  have  a  material  impact  on  the  Company's financial statements, compliance policies and programs.

26.  Review and update the Committee's Charter annually, and recommend                                      X
     any proposed changes to the Board for approval.

27.  The Committee  shall approve the report  required by the rules of                    X
     the  Securities  and  Exchange  Commission  to be included in the
     Company's Proxy Statement.

28.  Review  and  approve   requests  for  any   management  or  other                                              X
     consulting services to be performed by the Company's  independent auditor  and be  advised  of any other  study  undertaken  at the request of management that is beyond the scope of the audit.

29.  The Committee is empowered to  investigate  any matter brought to                                              X
     its  attention,  with the  right  to  retain  independent  legal, accounting  or other  advisors  to assist in the  conduct  of any investigation.

[SHAREHOLDER NAME/ADDRESS]

                            ANNUAL MEETING PROXY CARD
                        GLOBAL ENTERTAINMENT CORPORATION

[ ] Mark this box with an X if you have made changes to your name or address details above.

--------------------------------------------------------------------------------
                            ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

                            PROXY/VOTING INSTRUCTIONS
                        GLOBAL ENTERTAINMENT CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Craig Johnson, James Treliving and Richard Kozuback, and each of them, with power of substitution, proxies of the undersigned, to vote all shares of common stock of Global Entertainment Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held October 20, 2006 and any adjournment or postponement thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.

ADMISSION: A form of personal identification and evidence of beneficial ownership, if applicable, admits the named shareholder(s) and one guest.

SECURITY: For the safety of attendees, all boxes, handbags and briefcases are subject to inspection.

TIME AND LOCATION: Global Entertainment Corporation's 2006 Annual Meeting of Shareholders will be held at 9:00 A.M. Arizona Time on October 20, 2006 at the principal executive offices of the Miller Group at 4909 E. McDowell Road, Phoenix, Arizona 85008.

PLEASE RETURN THIS SHEET AND THE ATTACHED BALLOT TO:

Shareholder Proxy
Global Entertainment Corporation
4909 E. McDowell Road, Suite 104
Phoenix, Arizona 85008

Or via facsimile to:
480-994-0759

PROXY BALLOT - GLOBAL ENTERTAINMENT CORPORATION

A.   ELECTION OF DIRECTORS.

The Board of Directors recommends a vote FOR proposal 1.

                        FOR   WITHHOLD                             FOR   WITHHOLD                             FOR   WITHHOLD
01--James Treliving     [ ]      [ ]    04--Michael L. Hartzmark   [ ]      [ ]    07--Stephen A McConnell    [ ]     [ ]
02--Richard Kozuback    [ ]      [ ]    05--Donald R. Head         [ ]      [ ]    08--George Melville        [ ]     [ ]
03--Michael L. Bowlin   [ ]      [ ]    06--Terry S. Jacobs        [ ]      [ ]    09--Mark Schwartz          [ ]     [ ]

B.   APPOINTMENT OF AUDITORS.

The Board of Directors recommends a vote FOR proposal 2.

                                                                             FOR          AGAINST         ABSTAIN
Ratification of the appointment of Semple & Cooper, LLP as independent       [ ]            [ ]             [ ]
registered public accounting firm.

C.   2007 LONG-TERM INCENTIVE PLAN.

The Board of Directors recommends a vote FOR proposal 3.

                                                                             FOR          AGAINST         ABSTAIN
Approval and ratification of the 2007 Long-Term Incentive Plan.              [ ]            [ ]             [ ]

The Board may vote in its discretion such other business as may properly come before the meeting.

Mark here if you plan to attend the meeting. [ ]

D. AUTHORIZED SIGNATURES--SIGN HERE--THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1                  Signature 2 (if applicable)       Date (mm/dd/yyyy)


------------------------     ---------------------------       -----------------